Financial Instruments	6 Months Ended
Jun. 30, 2017
Financial Instruments [Abstract]
Financial Instruments

10.       Financial Instruments

The carrying values of temporary cash investments, accounts receivable and accounts payable approximate their fair value due to the short-term nature of these financial instruments. The fair value of long-term loans and restricted cash balances, bearing interest at variable interest rates, approximate their recorded values as at June 30, 2017 and December 31, 2016.